Exhibit 99.1

Getty Images Announces Proposed Offering of Senior Secured Notes due 2030

NEW YORK, Sept. 29, 2025 (GLOBE NEWSWIRE) – Getty Images Holdings, Inc. (NYSE: GETY) (“Getty Images”) announced today that its indirect wholly owned subsidiary, Getty Images, Inc. (the “Issuer”), plans to offer, in a private offering, subject to market and other conditions, $628,400,000 aggregate principal amount of senior secured notes due 2030 (the “Notes”). The Notes will be senior secured obligations of the Issuer and will be jointly and severally guaranteed on a senior secured first lien basis by the same guarantors that provide guarantees for the Issuer’s outstanding senior secured notes due 2030 and its secured credit facility.

The offering is being made in connection with the previously announced proposed merger (the “Merger”) with Shutterstock, Inc. (“Shutterstock”), to create a premier visual content company.

An amount equal to the gross proceeds will be deposited in an escrow account and will be secured by a first-priority security interest in the escrow account and all funds deposited therein. Upon release from escrow, Getty Images and the Issuer intend to use the net proceeds from this offering to pay approximately $350,000,000 of fees, expenses and cash consideration to holders of Shutterstock common stock payable in connection with the Merger and to use the remaining proceeds to refinance certain indebtedness of Shutterstock and pay fees and expenses in connection with this offering.

However, in the event that the Merger is not consummated on or prior to October 6, 2026 or the agreement to complete the Merger is terminated, or if the Issuer informs U.S. Bank National Association, in its capacity as escrow agent for the proceeds of the offering, that it reasonably believes the Merger will not be consummated on or prior to October 6, 2026, the Notes will be redeemed in accordance with a special mandatory redemption at a redemption price equal to 100% of the issue price plus accrued and unpaid interest, if any, from the date of issuance or the most recent date to which interest has been paid or provided for, to, but not including, the date of such redemption.

The Notes have not been and will not be registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), any state securities laws or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration. Accordingly, the Notes are being offered and sold only to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A under the Securities Act and outside the United States in reliance on Regulation S under the Securities Act.

This press release does not constitute an offer to sell, or the solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Forward Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of the words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity, the offering, the expected use of proceeds from the offering, the escrow agreement and the Merger. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of our management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company.

These forward-looking statements are subject to a number of risks and uncertainties, including: the risks and uncertainties associated with the offering of the Notes, the risk of termination of the offering of the Notes or termination of the agreement to complete the Merger and any adverse effects on the Company of any such termination, our ability to close the Merger and other risks and uncertainties identified in “Item 1A. Risk Factors” of our most recently filed Annual Report on Form 10-K (the “2024 Form 10-K”). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.

These and other factors that could cause actual results to differ from those implied by the forward-looking statements in this press release are more fully described under the heading “Item 1A Risk Factors” in our 2024 Form 10-K and in our other filings with the SEC. The risks described under the heading “Item 1A Risk Factors” in our 2024 Form 10-K and other filings with the SEC are not exhaustive. New risk factors emerge from time to time and it is not possible to predict all such risk factors, nor can we assess the impact of all such risk factors on our business or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. All forward looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. We undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

In addition, the statements of belief and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us, as applicable, as of the date of this press release, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and you are cautioned not to unduly rely upon these statements.

About Getty Images

Getty Images (NYSE: GETY) is a preeminent global visual content creator and marketplace that offers a full range of content solutions to meet the needs of any customer around the globe, no matter their size. Through its Getty Images, iStock and Unsplash brands, websites and APIs, Getty Images serves customers in almost every country in the world and is the first-place people turn to discover, purchase and share powerful visual content from the world’s best photographers and videographers. Getty Images works with almost 600,000 content creators and more than 355 content partners to deliver this powerful and comprehensive content. Each year Getty Images covers more than 160,000 news, sport and entertainment events providing depth and breadth of coverage that is unmatched. Getty Images maintains one of the largest and best privately-owned photographic archives in the world with millions of images dating back to the beginning of photography.

Through its best-in-class creative library and Custom Content solutions, Getty Images helps customers elevate their creativity and entire end-to-end creative process to find the right visual for any need. With the adoption and distribution of generative AI technologies and tools trained on permissioned content that include indemnification and perpetual, worldwide usage rights, Getty Images and iStock customers can use text to image generation to ideate and create commercially safe compelling visuals, further expanding Getty Images capabilities to deliver exactly what customers are looking for.

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Investor Contact Getty Images:

Steven Kanner

Investorrelations@gettyimages.com

Media Contact Getty Images:

Julia Holmes

Julia.Holmes@gettyimages.com

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